UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2017

ConforMIS, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☑

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On September 14, 2017, ConforMIS, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its employment agreement with Mark Augusti, its President and Chief Executive Officer, originally effective November 14, 2016 and previously amended and restated on December 2, 2016 (the “Existing Employment Agreement”). The Amendment is effective as of August 1, 2017 and provides that the Company will reimburse Mr. Augusti up to an aggregate of $125,000 of relocation expenses incurred through August 1, 2017 (“Relocation Expenses”), and, beginning August 2, 2017, up to $25,000 per calendar quarter for moving and commuting expenses as well as other costs incurred by him or his immediate family in traveling to and from his residence in North Carolina to his temporary residence in Massachusetts, until either Mr. Augusti establishes a principal residence in Massachusetts or the Board of Directors determines in its sole discretion that the payment of such expenses is no longer required. The Amendment further provides that, if the Company terminates Mr. Augusti for cause, or Mr. Augusti resigns without good reason, prior to November 14, 2017, Mr. Augusti will not be eligible for any unpaid moving and commuting expenses and will be obligated to repay to the Company within thirty (30) days following his separation all moving expenses received by him on or before August 1, 2017.
Additionally, the Amendment conforms the original terms of Mr. Augusti’s annual long-term incentive award (the “Long-Term Incentive Award”) entitlement to the terms of the grant that was granted to Mr. Augusti by the Company’s Board of Directors in May 2017, as previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 19, 2017.
The foregoing description is qualified in its entirety by reference to the text of the Amendment, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: September 18, 2017	By:	/s/Paul Weiner
Paul Weiner
Chief Financial Officer